Exhibit 99.2

Atlas Energy Solutions Inc. Completes Previously Announced

Acquisition of Moser Energy Acquisition Inc.

Austin, TX – February 24, 2025 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced the completion of the acquisition of Moser Acquisition, Inc. (“Moser Energy Systems” or “Moser”). The addition of Moser’s distributed power platform to Atlas’ existing businesses creates an innovative, diversified energy solutions provider with a leading portfolio of proppant, logistics (including the Dune Express), and distributed power solutions. The Moser asset base includes a dynamic fleet of natural gas-powered generators, expanding Atlas’s current operations into production and distributed power end markets supported by strong macro tailwinds and is expected to reduce through-cycle earnings volatility.

John Turner, President and Chief Executive Officer of Atlas, commented, “We are very excited to complete the acquisition of Moser, which brings together two innovative companies. I would like to thank all those who worked hard on getting this deal across the finish line. I would also like to welcome the Moser team to Atlas. This acquisition provides Atlas with a new platform for growth, and we believe our shared culture of innovation will drive further efficiencies.”

For additional information on the acquisition, please reference the Acquisition Presentation and Acquisition Press Release issued on January 27, 2025, both available on Atlas’s investor relations website at https://ir.atlas.energy/.

About Atlas Energy Solutions

Founded in 2017, Atlas Energy Solutions Inc. (NYSE: AESI) is a leading energy solutions provider, primarily serving the Permian Basin of West Texas and New Mexico. Atlas operates 14 proppant production facilities across the Permian Basin including both large-scale in-basin facilities and smaller distributed mining units, making Atlas the largest Permian proppant provider. In addition, we manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system, the only proppant conveyor system in the world and the longest conveyor in the United States. We also manage a fleet of over 120 trucks, including early autonomous delivery systems, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing proppant production and logistics is intently focused on leveraging technology, automation, and remote operations to drive efficiencies. We have a relentless mission to improve human beings’ access to the hydrocarbons that power our lives, and by doing so we maximize value creation for our stockholders.

About Moser Energy Systems

Moser Energy Systems is a world-class provider of innovative, low-emission, grid interactive distributed energy solutions for Oilfield Services, Commercial, Industrial, and Military applications.

Since 1973, Moser has been at the forefront of advances in distributed energy solutions. Moser’s cutting-edge technologies include industry-leading development of proprietary oilfield generator systems utilizing raw wellhead gas. These innovations substantially reduce flaring and offer customers significant reductions in operating expenses. The company’s products and commitment to customers are recognized throughout the industry as the gold standard for low-emissions, reliable, and durable natural gas generators and hybrid generator systems.

Moser continues to build on its commitment to excellence and its legacy of industry-leading innovation in pursuit of a lower emissions future powered by flexible, smart energy applications with integrated grid services and active load management. With a dynamic vision, dedication to responsible business practices, and cleaner, more efficient products, Moser is transforming power for the future.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the anticipated financial performance of Atlas following the Moser Acquisition; the expected synergies and efficiencies to be achieved as a result of the Moser Acquisition; expansion and growth of Atlas’s business; our business strategy, industry, future operations and profitability; expected capital expenditures and the impact of such expenditures on our performance; statements about our financial position, production, revenues and losses; our capital programs; management changes; current and potential future long-term contracts; and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether the transaction will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Moser’s operations in a successful manner and in the expected time period; risks that the anticipated tax treatment of the Moser Acquisition is not obtained; unforeseen or unknown liabilities; potential litigation relating to the Moser Acquisition; unexpected future capital expenditures; the effect of the completion of the Moser Acquisition on the parties’ business relationships and businesses generally; potential difficulties in retaining employees as a result of the Moser Acquisition; risks related to future investments in our new distributed power platform; potential negative effects of the completion of the Moser Acquisition on the market price of Atlas’s common stock or operating results; our ability to successfully execute our stock repurchase program or implement future stock repurchase programs; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy

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